SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 1999

                                BROADVISION, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       0-28252                                            94-3184303
(Commission File No.)                          (IRS Employer Identification No.)

                                  585 Broadway
                             Redwood City, CA 94063
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 261-5100

                             ----------------------

Item 4.           Changes in Registrant's Certifying Accountant.

         (a)      Previous independent accountants

                  (i) On December 20, 1999, the Registrant and KPMG LLP mutually agreed to terminate KPMG LLP's appointment as the independent accountants of the Registrant due to an anticipated business relationship between the two companies.

                  (ii) The reports of KPMG LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The decision to dismiss KPMG LLP was approved by the Registrant's Audit Committee.

                  (iv) During the Registrant's two most recent fiscal years and through December 20, 1999, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report.

                  (v) During the two most recent fiscal years and through December 20, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Such letter is filed as Exhibit 16.1 hereto.

         (b)      New independent accountants

                  (i) The Registrant engaged Arthur Andersen LLP as its new independent accountants as of December 20, 1999. During the two most recent fiscal years and through December 19, 1999, the Registrant has not consulted with Arthur Andersen LLP on items which (1) were or should have been subject to Statement of Auditing Standard No. 50 or (2) concerned the subject matter of a disagreement or reportable event with the former accountants (as described in Regulation S-K Item 304(a)(2)).


                                       2.

Item 7.      Financial Statements and Exhibits.

       (a)   Exhibits

             Exhibit No.        Description
             -----------        -----------

             16.1 Letter dated December 23, 1999 from KPMG LLP, the Registrant's former accountants, to the SEC.


                                       3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BROADVISION, INC.



Dated:  December 23, 1999       By:      /s/  Randall C. Bolten
                                         ------------------------------------
                                         Randall C. Bolten
                                         Vice President, Operations and Chief
                                         Financial Officer


                                       4.